UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

www.carlisle.com

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16430 North Scottsdale Road, Suite 400 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 781-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 13, 2020, Carlisle Companies Incorporated (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) and related Pricing Agreement (the “Pricing Agreement”), each dated February 13, 2020, among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “Underwriters”) in connection with the public offering of $750,000,000 aggregate principal amount of the Company’s 2.750% senior notes due 2030 (the “Notes”). The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as termination and other customary provisions.

The offering of the Notes was made pursuant to a Prospectus Supplement, dated February 13, 2020 and filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2020, and the Base Prospectus, dated November 8, 2017, filed as part of the automatic shelf registration statement (File No. 333-221410) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on November 8, 2017.

The Company expects the offering to close on February 28, 2020, subject to customary closing conditions. The Company intends to use the net proceeds from the offering of the Notes to redeem all of its outstanding 5.125% senior notes due 2020, with the remainder to be used for general corporate purposes, including paying expenses related to acquisitions.

The foregoing summary of the Underwriting Agreement and related Pricing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.  The Underwriting Agreement and related Pricing Agreement are attached hereto as Exhibit 1.1 and are incorporated herein by reference.

Kirkland & Ellis LLP has issued an opinion to the Company regarding certain legal matters with respect to the Notes offering, a copy of which is attached hereto as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement (including the Pricing Agreement as Annex I thereto), dated as of February 13, 2020.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereof).

104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

	By:	/s/ Robert M. Roche
	Name:	Robert M. Roche
	Title:	Vice President and Chief Financial Officer

Date: February 20, 2020